UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

Quarterly Schedule of Portfolio Holdings of

Registered Management Investment Company

Investment Company Act File Number: 811-04692

Emerging Markets Growth Fund, Inc.

(Exact Name of Registrant as Specified in Charter)

6455 Irvine Center Drive

Irvine, California 92618

(Address of Principal Executive Offices)

Registrant's telephone number, including area code: (213) 486-9200

Date of fiscal year end: June 30

Date of reporting period: September 30, 2018

Courtney R. Taylor

Emerging Markets Growth Fund, Inc.

333 South Hope Street

Los Angeles, California 90071

(Name and Address of Agent for Service)

ITEM 1 – Schedule of Investments

Emerging Markets Growth FundSM

Investment portfolio

September 30, 2018

unaudited

Common stocks 95.21% Asia-Pacific 67.02% China 25.58%	Shares	Value (000)
AAC Technologies Holdings Inc.	877,500	$9,113
Alibaba Group Holding Ltd. (ADR)1	352,218	58,031
China Gas Holdings Ltd.	745,200	2,109
China International Capital Corp. Ltd., Class H	11,877,600	21,939
China Merchants Bank Co., Ltd., Class H	6,057,500	24,607
China Oilfield Services Ltd., Class H	5,496,000	5,961
China Overseas Land & Investment Ltd.	19,213,950	60,133
China Pacific Insurance (Group) Co., Ltd., Class H	1,735,981	6,697
China Resources Land Ltd.	12,255,181	42,894
China Tower Corp. Ltd., Class H1	29,422,000	4,285
China Unicom (Hong Kong) Ltd.	3,482,000	4,101
Ctrip.com International, Ltd. (ADR)1	846,917	31,480
Haitian International Holdings Ltd.	1,129,803	2,514
Huazhu Group Ltd. (ADR)	875,800	28,288
Hutchison China MediTech Ltd.	2,818	175
Hutchison China MediTech Ltd. (ADR)	277,067	8,919
IMAX China Holding, Inc.	3,199,488	8,141
Inner Mongolia Yili Industrial Group Co., Ltd., Class A	2,241,005	8,364
JD.com, Inc., Class A (ADR)	16,718	436
Jiangsu Hengrui Medicine Co., Ltd., Class A	4,369,796	40,328
Longfor Group Holdings Ltd.	16,334,613	42,149
Midea Group Co., Ltd., Class A2,3	1,420,416	8,319
Noah Holdings Ltd., Class A (ADR)	467,100	19,684
Pinduoduo Inc. (ADR)1	488,097	12,832
Ping An Insurance (Group) Co. of China, Ltd., Class H	4,028,500	40,911
Shanghai Fosun Pharmaceutical (Group) Co., Ltd. Class H	6,870,594	27,076
Shanghai Pharmaceutical (Group) Co., Ltd., Class H	4,085,800	10,209
Sun Art Retail Group Ltd.	1,863,000	2,423
Tencent Holdings Ltd.	1,351,600	55,802
		587,920
Hong Kong 7.63%
AIA Group Ltd.	7,421,800	66,270
Galaxy Entertainment Group Ltd.	7,024,000	44,549
Goodbaby International Holdings Ltd.	3,764,000	1,505
Hong Kong Exchanges and Clearing Ltd.	343,600	9,832
MGM China Holdings, Ltd.	2,466,000	3,906
Minth Group Ltd.	2,037,369	8,406
NagaCorp Ltd.	6,814,000	7,137
Sands China Ltd.	1,523,200	6,898
WH Group Limited	2,956,455	2,081
Wynn Macau, Ltd.	7,785,829	17,902
Xin Point Holdings Ltd.	17,775,000	6,925
		175,411

Emerging Markets Growth Fund — Page 1 of 10

unaudited

Common stocks Asia-Pacific (continued) India 11.02%	Shares	Value (000)
Bharti Airtel Ltd.	3,748,497	$17,507
CRISIL Ltd.	91,272	2,211
Godrej Consumer Products Ltd.	1,753,290	18,591
HDFC Asset Management Co., Ltd.1	165	3
HDFC Bank Ltd.	1,003,472	27,770
HDFC Bank Ltd. (ADR)	264,000	24,842
Housing Development Finance Corp. Ltd.	839,653	20,323
ICICI Bank Ltd.	4,253,229	17,928
ICICI Bank Ltd. (ADR)	2,445,770	20,765
IDFC Bank Ltd.	5,424,427	2,716
IndusInd Bank Ltd.	1,240,027	28,910
Info Edge (India) Ltd.	542,141	10,644
ITC Ltd.	631,861	2,595
Kotak Mahindra Bank Ltd.	949,257	14,949
Maruti Suzuki India Ltd.	50,528	5,122
Nestlé India Ltd.	24,666	3,300
Oracle Financial Services Software Ltd.	9,803	530
Piramal Enterprises Ltd.	112,175	3,558
Quess Corp Ltd.	556,972	6,827
Tata Steel Ltd.	1,217,166	9,760
TeamLease Services Ltd.	337,211	11,467
United Spirits Ltd.1	419,632	2,977
		253,295
Indonesia 5.43%
Astra International Tbk PT	60,182,600	29,684
Bank Central Asia Tbk PT	11,535,800	18,695
Bank Mandiri (Persero) Tbk PT, Series B	21,893,708	9,881
Bank Rakyat Indonesia (Persero) Tbk PT	58,556,000	12,378
Elang Mahkota Teknologi Tbk PT	44,422,400	26,382
Indocement Tunggal Prakarsa Tbk PT	755,300	938
Matahari Department Store Tbk PT	22,843,700	10,616
PT Surya Citra Media Tbk	92,624,500	11,655
Semen Indonesia (Persero) Tbk PT	6,879,200	4,582
		124,811
Philippines 2.69%
Ayala Corp.	694,340	11,925
Bank of the Philippine Islands	7,937,789	12,238
Bloomberry Resorts Corp.	110,486,500	17,934
International Container Terminal Services, Inc.	11,363,408	19,791
		61,888
Singapore 0.52%
Yoma Strategic Holdings Ltd.	61,477,805	11,917
South Korea 5.41%
Hugel, Inc.1	6,764	2,609
Hyundai Motor Co.	82,234	9,600
NAVER Corp.	483	312
Samsung Electronics Co., Ltd.	2,186,303	91,552

Emerging Markets Growth Fund — Page 2 of 10

unaudited

Common stocks Asia-Pacific (continued) South Korea (continued)	Shares	Value (000)
Samsung Electronics Co., Ltd. (GDR)4	18,002	$18,848
Samsung Electronics Co., Ltd., nonvoting preferred	42,300	1,443
		124,364
Taiwan 7.03%
Catcher Technology Co., Ltd.	807,000	8,881
CTCI Corp.	5,613,100	9,026
Delta Electronics, Inc.	77,521	332
E.SUN Financial Holding Co., Ltd.	419,476	310
MediaTek Inc.	3,210,000	25,915
Taiwan Semiconductor Manufacturing Co., Ltd.	13,165,094	113,185
Vanguard International Semiconductor Corp.	1,718,000	3,826
		161,475
Thailand 0.44%
Central Pattana PCL, foreign registered	3,959,400	10,162
Vietnam 1.27%
Vinhomes JSC1	6,415,060	29,150
Total Asia-Pacific		1,540,393
Latin America 9.95% Argentina 0.42%
Grupo Financiero Galicia SA, Class B	5	—5
Loma Negra Compania Industrial Argentina SA (ADR)1	1,091,379	9,648
		9,648
Brazil 5.06%
CCR SA, ordinary nominative	4,776,889	10,007
Centro de Imagem Diagnosticos SA	3,325,200	9,617
Cia. Energética de Minas Gerais - CEMIG, preferred nominative	2,194,490	3,891
Cielo SA, ordinary nominative	730,600	2,216
Estre Ambiental Inc.2,4	739,920	4,084
Hypera SA, ordinary nominative	2,866,400	20,242
IRB Brasil Resseguros SA	429,700	7,070
Lojas Americanas SA, ordinary nominative	1,151,677	3,408
Lojas Americanas SA, preferred nominative	1,922,000	7,553
Nexa Resources SA	766,900	9,249
OdontoPrev SA, ordinary nominative	168,200	533
Omega Geracao SA	813,500	2,961
Petróleo Brasileiro SA (Petrobras), ordinary nominative (ADR)	177,300	2,140
Petróleo Brasileiro SA (Petrobras), preferred nominative (ADR)	406,100	4,248
Vale SA, ordinary nominative	1,019,453	15,100
Vale SA, ordinary nominative (ADR)	937,993	13,920
		116,239
Chile 0.86%
Enel Américas SA	385,191	59
Enel Américas SA (ADR)	848,691	6,561
Inversiones La Construcción SA	756,133	13,198
		19,818

Emerging Markets Growth Fund — Page 3 of 10

unaudited

Common stocks Latin America (continued) Mexico 2.33%	Shares	Value (000)
América Móvil, SAB de CV, Series L (ADR)	2,551,235	$40,973
Banco del Bajio, SA	3,165,800	7,812
Controladora Vuela Compañía de Aviación, SAB de CV, ordinary participation certificates, Class A	677,200	509
Fibra Uno Administración, SA de CV REIT	1,123,934	1,478
Fomento Económico Mexicano, SAB de CV	285,400	2,824
		53,596
Peru 1.28%
Credicorp Ltd.	131,528	29,341
Total Latin America		228,642
Eastern Europe and Middle East 8.89% Hungary 0.18%
Wizz Air Holdings PLC1	106,929	4,010
Kingdom of Saudi Arabia 0.58%
Al Rajhi Banking and Investment Corp., non-registered shares	37,900	871
Savola Group Co.	1,526,157	12,372
		13,243
Romania 0.14%
OMV Petrom SA	36,484,776	3,299
Russian Federation 6.37%
Aeroflot - Russian Airlines PJSC	3,862,058	6,281
Alrosa PJSC	18,530,207	30,206
Baring Vostok Capital Fund IV Supplemental Fund, LP1,2,3,6,7,8	39,747,144	19,878
Baring Vostok Private Equity Fund IV, LP1,2,3,6,7,8	22,481,017	13,866
Detsky Mir PJSC	1,317,840	1,871
Globaltrans Investment PLC (GDR)	22,701	238
Moscow Exchange MICEX-RTS PJSC	8,581,547	12,733
New Century Capital Partners, LP1,2,3,6,8	5,247,900	382
Rosneft Oil Co. PJSC (GDR)	616,600	4,630
Sberbank of Russia PJSC	2,419,579	7,509
Sberbank of Russia PJSC (ADR)	2,096,600	26,585
Sistema PJSFC	438,652	58
TCS Group Holding PLC4	565,300	10,458
Yandex NV, Class A1	358,235	11,782
		146,477
Turkey 1.11%
Akbank TAS	22,191,730	25,445
Aktas Elektrik Ticaret AS1,2,3	4,273	—5
Türkiye Petrol Rafinerileri AS	2,906	65
		25,510
United Arab Emirates 0.51%
DP World Ltd.	482,055	9,207
First Abu Dhabi Bank PJSC, non-registered shares	658,381	2,564
		11,771
Total Eastern Europe and Middle East		204,310

Emerging Markets Growth Fund — Page 4 of 10

unaudited

Common stocks Other markets 4.94% Australia 0.15%	Shares	Value (000)
Newcrest Mining Ltd.	30,752	$431
Oil Search Ltd.	472,462	3,084
		3,515
Denmark 1.66%
Carlsberg A/S, Class B	317,121	38,037
France 0.04%
Edenred SA	25,185	960
Netherlands 0.02%
International Hospital Corp. Holding NV, Class A1,2,3,8,9	609,873	403
Norway 0.13%
Borr Drilling Ltd.	126,738	582
BW LPG Ltd.	564,046	2,471
		3,053
United Kingdom 0.36%
British American Tobacco PLC	16,900	790
PZ Cussons PLC	975,720	2,973
Sedibelo Platinum Mines Ltd.1,2,3	17,665,800	4,394
		8,157
United States 2.58%
Capital International Private Equity Fund IV LP1,2,3,6,7,8,9	50,842,740	188
Ensco PLC, Class A	408,200	3,445
MercadoLibre, Inc.	98,848	33,655
Samsonite International SA	5,958,600	22,074
		59,362
Total Other markets		113,487
Africa 4.41% South Africa 4.41%
AngloGold Ashanti Ltd.	42,120	365
Dis-Chem Pharmacies Ltd.	2,226,079	5,012
Discovery Ltd.	1,816,868	21,842
JSE Ltd.	1,172,165	13,195
Mr Price Group Ltd.	179,591	2,899
MTN Group Ltd.	336,200	2,082
Naspers Ltd., Class N	159,024	34,317
Shoprite Holdings Ltd.	1,463,406	19,833
Telkom SA SOC Ltd.1	518,031	1,892
Total Africa		101,437
Total common stocks (cost: $1,781,663,000)		2,188,269

Emerging Markets Growth Fund — Page 5 of 10

unaudited

Convertible stocks 0.10% Asia-Pacific 0.08% India 0.08%	Shares	Value (000)
Piramal Enterprises Ltd., convertible debenture, 7.80% 20192	1,492	$1,840
Other markets 0.02% Netherlands 0.02%
International Hospital Corp. Holding NV, Series B, cumulative convertible preferred1,2,3,8,9	622,354	411
Total convertible stocks (cost: $5,976,000)		2,251
Convertible bonds 0.00% Asia-Pacific 0.00% China 0.00%	Principal amount (000)
Fu Ji Food and Catering Services Holdings Ltd., convertible notes, 0% 20202,3,10	CNY97,700	—5
Total convertible bonds (cost: $0)		—5
Short-term securities 4.36%
MUFG Bank, Ltd., New York Branch 2.04% due 10/2/2018	$45,000	44,989
Canadian Imperial Bank of Commerce 2.13% due 10/1/20184	15,000	14,997
Federal Home Loan Bank 2.14% due 10/26/2018	15,200	15,178
Starbird Funding Corp. 2.20% due 10/1/20184	25,000	24,995
Total short-term securities (cost: $100,175,000)		100,159
Total investment securities 99.67% (cost: $1,887,814,000)		2,290,679
Other assets less liabilities 0.33%		7,600
Net assets 100.00%		2,298,279

Emerging Markets Growth Fund — Page 6 of 10

unaudited

Investments in affiliates

A company is an affiliate of the fund under the Investment Company Act of 1940 if the fund’s holdings in that company represent 5% or more of the outstanding voting shares. In addition, Capital International Private Equity Fund IV, LP is considered an affiliate since this issuer has the same investment adviser as the fund. Further details on these holdings and related transactions during the three months ended September 30, 2018, appear below.

	Beginning shares	Additions	Reductions	Ending shares	Net realized gain (000)	Net unrealized appreciation (000)	Dividend income (000)	Value of affiliates at 9/30/2018 (000)
Common stocks 0.04%
Other markets 0.04%
Netherlands 0.04%
International Hospital Corp. Holding NV, Class A1,2,3,8	609,873	—	—	609,873	$—	$—	$—	$403
United States 0.00%
Capital International Private Equity Fund IV LP1,2,3,6,7,8	50,842,740	—	—	50,842,740	—	—	—	188
								591
Convertible stocks 0.00%
Other markets 0.00%
Netherlands 0.00%
International Hospital Corp. Holding NV, Series B, cumulative convertible preferred1,2,3,8	622,354	—	—	622,354	—	—	—	411
Total 0.04%					$—	$—	$—	$1,002

1	Security did not produce income during the last 12 months.
2	Valued under fair value procedures adopted by authority of the board of directors. The total value of all such securities was $53,765,000, which represented 2.34% of the net assets of the fund.
3	Value determined using significant unobservable inputs.
4	Acquired in a transaction exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $65,616,000, which represented 2.86% of the net assets of the fund.
5	Amount less than one thousand.
6	Cost and market value do not include prior distributions to the fund from income or proceeds realized from securities held by the private equity fund. Therefore, the cost and market value may not be indicative of the private equity fund’s performance. For private equity funds structured as limited partnerships, shares are not applicable and therefore the fund’s interest in the partnership is reported.
7	Excludes an unfunded capital commitment representing an agreement which obligates the fund to meet capital calls in the future. Capital calls can only be made if and when certain requirements have been fulfilled; thus, the timing and the amount of such capital calls cannot readily be determined.
8	Acquired through a private placement transaction exempt from registration under the Securities Act of 1933. May be subject to legal or contractual restrictions on resale. Further details on these holdings appear below.
9	Represents an affiliated company as defined under the Investment Company Act of 1940. Capital International Private Equity Fund IV LP is also considered an affiliate since this issuer has the same investment adviser as the fund.
10	Scheduled interest and/or principal payment was not received.

Private placement securities	Acquisition date	Cost (000)	Value (000)	Percent of net assets
Baring Vostok Capital Fund IV Supplemental Fund, LP	10/8/2007	$32,977	$19,878.86%
Baring Vostok Private Equity Fund IV, LP	4/25/2007	17,189	13,866.60
International Hospital Corp. Holding NV, Class A	9/25/1997	8,011	403.02
International Hospital Corp. Holding NV, Series B, cumulative convertible preferred	2/12/2007	3,504	411.02
New Century Capital Partners, LP	12/7/1995	—	382.02
Capital International Private Equity Fund IV LP	3/29/2005	7,098	188.01
Total private placement securities		$68,779	$35,128	1.53%

Emerging Markets Growth Fund — Page 7 of 10

unaudited

Valuation disclosures

Capital International, Inc. (“CIInc”), the fund’s investment adviser, values the fund’s investments at fair value as defined by accounting principles generally accepted in the United States of America. The net asset value of each share class of the fund is generally determined as of approximately 4:00 p.m. New York time each day the New York Stock Exchange is open. Security transactions are recorded by the fund as of the date the trades are executed with brokers.

Methods and inputs — The fund’s investment adviser uses the following methods and inputs to establish the fair value of the fund’s assets and liabilities. Use of particular methods and inputs may vary over time based on availability and relevance as market and economic conditions evolve.

Equity securities are generally valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market on which the security trades.

Fixed-income securities, including short-term securities, are generally valued at prices obtained from one or more pricing vendors. Vendors value such securities based on one or more of the inputs described in the following table. The table provides examples of inputs that are commonly relevant for valuing particular classes of fixed-income securities in which the fund is authorized to invest. However, these classifications are not exclusive, and any of the inputs may be used to value any other class of fixed-income security.

Fixed-income class	Examples of standard inputs
All	Benchmark yields, transactions, bids, offers, quotations from dealers and trading systems, new issues, spreads and other relationships observed in the markets among comparable securities; and proprietary pricing models such as yield measures calculated using factors such as cash flows, financial or collateral performance and other reference data (collectively referred to as “standard inputs”)
Corporate bonds & notes; convertible securities	Standard inputs and underlying equity of the issuer
Bonds & notes of governments & government agencies	Standard inputs and interest rate volatilities

When the fund’s investment adviser deems it appropriate to do so (such as when vendor prices are unavailable or deemed to be not representative), fixed-income securities will be valued in good faith at the mean quoted bid and ask prices that are reasonably and timely available (or bid prices, if ask prices are not available) or at prices for securities of comparable maturity, quality and type.

Securities with both fixed-income and equity characteristics, or equity securities traded principally among fixed-income dealers, are generally valued in the manner described for either equity or fixed-income securities, depending on which method is deemed most appropriate by the fund’s investment adviser. Forward currency contracts are valued at the mean of representative quoted bid and ask prices, generally based on prices supplied by one or more pricing vendors. As of September 30, 2018, the fund did not have any open forward currency contracts. The average month-end notional amount of open forward currency contracts while held was $234,517,000.

Securities and other assets for which representative market quotations are not readily available or are considered unreliable by the fund’s investment adviser are fair valued as determined in good faith under fair valuation guidelines adopted by authority of the fund’s board of directors as further described. The investment adviser follows fair valuation guidelines, consistent with U.S. Securities and Exchange Commission rules and guidance, to consider relevant principles and factors when making fair value determinations. The investment adviser considers relevant indications of value that are reasonably and timely available to it in determining the fair value to be assigned to a particular security, such as the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions. In addition, the closing prices of equity securities that trade in markets outside U.S. time zones may be adjusted to reflect significant events that occur after the close of local trading but before the net asset value of each share class of the fund is determined. Fair valuations and valuations of investments that are not actively trading involve judgment and may differ materially from valuations that would have been used had greater market activity occurred.

Processes and structure — The fund’s board of directors has delegated authority to the fund’s investment adviser to make fair value determinations, subject to board oversight. The investment adviser has established a Joint Fair Valuation Committee (the “Fair Valuation Committee”) to administer, implement and oversee the fair valuation process, and to make fair value decisions. The Fair Valuation Committee regularly reviews its own fair value decisions, as well as decisions made under its standing instructions to the investment adviser’s valuation teams. The Fair Valuation Committee reviews

Emerging Markets Growth Fund — Page 8 of 10

unaudited

changes in fair value measurements from period to period and may, as deemed appropriate, update the fair valuation guidelines to better reflect the results of back testing and address new or evolving issues. The Fair Valuation Committee reports any changes to the fair valuation guidelines to the board of directors. The fund’s board and audit committee also regularly review reports that describe fair value determinations and methods.

The fund’s investment adviser has also established a Fixed-Income Pricing Review Group to administer and oversee the fixed-income valuation process, including the use of fixed-income pricing vendors. This group regularly reviews pricing vendor information and market data. Pricing decisions, processes and controls over security valuation are also subject to additional internal reviews, including an annual control self-evaluation program facilitated by the investment adviser’s compliance group.

Classifications — The fund’s investment adviser classifies the fund’s assets and liabilities into three levels based on the inputs used to value the assets or liabilities. Level 1 values are based on quoted prices in active markets for identical securities. Level 2 values are based on significant observable market inputs, such as quoted prices for similar securities and quoted prices in inactive markets. Certain securities trading outside the U.S. may transfer between Level 1 and Level 2 due to valuation adjustments resulting from significant market movements following the close of local trading. Level 3 values are based on significant unobservable inputs that reflect the investment adviser’s determination of assumptions that market participants might reasonably use in valuing the securities. The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. For example, U.S. government securities are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market. The following table presents the fund’s valuation levels as of September 30, 2018 (dollars in thousands):

	Investment securities
	Level 1	Level 2	Level 3	Total
Assets:
Common stocks:
Asia-Pacific	$1,532,074	$—	$8,319	$1,540,393
Latin America	224,558	4,084	—	228,642
Eastern Europe and Middle East	170,184	—	34,126	204,310
Other markets	108,502	—	4,985	113,487
Africa	101,437	—	—	101,437
Convertible stocks	—	1,840	411	2,251
Convertible bonds	—	—	—*	—*
Short-term securities	—	100,159	—	100,159
Total	$2,136,755	$106,083	$47,841	$2,290,679

*	Amount less than one thousand.

The following table reconciles the valuation of the fund’s Level 3 investment securities and related transactions for the three months ended
September 30, 2018 (dollars in thousands):

	Beginning value at 7/1/2018	Transfers into Level 3†	Purchases	Sales	Net realized gain	Unrealized appreciation (depreciation)	Transfers out of Level 3†	Ending value at 9/30/2018
Private equity funds	$32,620	$—	$614	$—	$—	$1,080	$—	$34,314
Other securities	12,348	—	1,253	—	—	(7,141)	—	6,460
Total	$44,968	$—	$1,867	$—	$—	$(6,061)	$—	$40,774
Net unrealized depreciation during the period on Level 3 investment securities held at September 30, 2018								$(6,061)

†	Transfers into or out of Level 3 are based on the beginning market value of the quarter in which they occurred.

Unobservable inputs — Valuation of the fund’s Level 3 securities is based on significant unobservable inputs that reflect the investment adviser’s determination of assumptions that market participants might reasonably use in valuing the securities. The fund owns an interest in multiple private equity funds, which are considered alternative investments and are classified as Level 3 investment securities. The private equity funds are fair valued using the net asset value based on the fund’s financial statements adjusted for known company or market events, updated market pricing for underlying securities, and/or fund transactions (i.e., drawdowns and distributions) and may include other unobservable inputs.

Emerging Markets Growth Fund — Page 9 of 10

unaudited

The other unobservable inputs used in the fair value measurements of the fund’s private equity investments are directional adjustments based on relevant market data (such as significant movement of a country-specific exchange-traded fund or index after the financial statement date of the private equity fund). Significant increases (decreases) of these inputs could result in significantly higher (lower) fair valuation. There were no other unobservable inputs as of September 30, 2018.

The following table provides additional information used by the fund’s investment adviser to fair value the fund’s Level 3 securities
(dollars in thousands):

	Investment strategy	Fair Value	Unfunded commitment*	Remaining life†	Redemption terms
Private equity funds	Primarily private sector equity investments (i.e., expansion capital, buyouts) in emerging markets	$34,314	$4,872	≤ 0 to 2 years	Redemptions are not permitted. These funds distribute proceeds from the liquidation of underlying assets of the funds.

*	Unfunded capital commitments represent agreements which obligate the fund to meet capital calls in the future. Payment would be made when a capital call is requested. Capital calls can only be made if and when certain requirements have been fulfilled; thus, the timing of such capital calls cannot readily be determined.
†	Represents the remaining life of the fund term or the estimated period of liquidation.

Key to abbreviations
ADR = American Depositary Receipts
CNY = Chinese yuan renminbi
GDR = Global Depositary Receipts

Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value.

Investors should carefully consider investment objectives, risks, charges and expenses. This and other important information is contained in the fund prospectus and summary prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at (800) 421-4225 or visit the American Funds website at americanfunds.com. Fund shares offered through American Funds Distributors, Inc.

All Capital Group trademarks referenced are registered trademarks owned by The Capital Group Companies, Inc. or an affiliated company. All other company and product names mentioned are the trademarks or registered trademarks of their respective companies.

© 2018 Capital Group. All rights reserved.

MFGEFPX-015-1118O-S66003	Emerging Markets Growth Fund — Page 10 of 10

ITEM 2 – Controls and Procedures

The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures (as such term is defined in Rule 30a-3 under the Investment Company Act of 1940), that such controls and procedures are adequate and reasonably designed to achieve the purposes described in paragraph (c) of such rule.

There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the Registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 3 – Exhibits

The certifications required by Rule 30a-2 of the Investment Company Act of 1940 and Section 302 of the Sarbanes-Oxley Act of 2002 are attached as exhibits hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

EMERGING MARKETS GROWTH FUND, INC.

By /s/ Victor D. Kohn
Victor D. Kohn, President and Principal Executive Officer

Date: November 28, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By /s/ Victor D. Kohn
Victor D. Kohn, President and Principal Executive Officer

Date: November 28, 2018

By /s/Gregory F. Niland
Gregory F. Niland, Treasurer and Principal Financial Officer

Date: November 28, 2018